Exhibit 99.1

Email to All Employees of Millennial Media

Date: September 23, 2014

Subject: Millennial Media Signs Definitive Agreement to Acquire Nexage

Good morning everyone.

Today we announced that we have signed a definitive agreement to acquire Nexage, a leading provider of programmatic technology that helps to automate the buying and selling of mobile advertising. This proposed acquisition will accelerate Millennial’s evolution as a fully integrated platform with market-leading capabilities. Once the deal is completed, our combined capabilities will allow us to compete and win as an independent and transparent alternative to other SSPs and exchanges.

We’re excited about Nexage’s technology and its people.  I’ve gotten to know their team over the past several months and they are talented, smart, and fun, and I’m sure they’ll fit right in when the time comes.

This proposed acquisition will mark the next step in our planned transition to a fully integrated mobile advertising platform and programmatic marketplace. I’ve spoken with you about this vision over the past several months. We could have gone down the path of building our own SSP and exchange — we certainly have the talent to do so — but we felt that speed to market was critical. Publishers and advertisers are rapidly embracing programmatic buying and selling, and we need to be able to offer our own solution.

We believe that Nexage is the right partner for Millennial. They have built the technology that will allow us to go to market with a strong SSP and exchange offering, and their capabilities are complementary to our own.

1.              Our advertising clients can continue to execute campaigns via insertion orders, and after the acquisition is completed, they will also have the ability to purchase inventory programmatically through DSPs and trading desks.

2.              From a technology perspective, our in-house ad serving and bidding solutions will perfectly complement Nexage’s SSP platform, and our DMP will be able to enrich impressions in our own exchange.

3.              Our publisher and developer partners will be thrilled, because we will be able to monetize impressions in a number of ways - including our own demand, an RTB exchange, and by exposing impressions to Facebook, Google and other non-programmatic buyers. This should result in higher eCPM and fill for our publishers.

This is the right move for Millennial and our partners, and I hope you share my excitement about this powerful opportunity.

I encourage you to watch the video we made that provides a bit more color as to why we are making this acquisition.

In addition, I am planning to visit our offices in the next couple of days to speak to you in person — today in Baltimore and Boston, and Wednesday in New York.

As always, thank you for all of your hard work and dedication to Millennial Media.

Let’s go win!

Best,

Michael

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Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This employee communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; our ability to successfully integrate Nexage’s business if the acquisition is completed; risks related to the successful offering of the combined company’s products and services; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.  All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Transcript of Video Communication to Employees of Millennial Media

“Hey Millennials. It’s Michael Barrett here, your fearless leader. I’m very excited to be able to tell you today that we have signed definitive agreements to purchase Nexage, a mobile technology company based out of Boston.

Nexage runs the best SSP out there for premium publishers, and they also run one of the largest exchanges for mobile. So you combine those assets with the assets we already have at Millennial and it really does fulfill that vision that we’ve been talking about for a while now, about building this mobile-first, end-to-end technology platform.

There is no other independent company with anywhere close to the amount of assets that we have. And our job as Millennials and Nexagers — and we’ll all be Millennials in 2015 — is to execute upon that.

Some words on next steps. Once we announce this deal, we’ll be going through a process of regulatory reviews. So we don’t anticipate that this deal will have any issues going through. However, the close of the deal will lag, more than likely, into December. And so therefore, during that period of time, we’ll be operating as independent companies.

There’s close to 80 or so folks there and they bring with us a great complement of programmatic and RTB expertise that will really help complement the Millennial team.

So I just wanted to close by saying welcome to the Nexagers, a great group of folks. I know you’re really, really going to enjoy working with them. Let’s deliver an unbelievable close to Q3 and a great Q4. And then, right around that point, we’ll be able to sit down with the Nexage folks, get to know them really well, and in 2015, really rock the world with an unbelievable mobile platform and network company. So thanks for your time and your hard work, and I can’t wait to see you all in your new offices.”

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage Inc. and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.  All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Communication to Publisher Clients of Millennial Media

Dear Friends,

We are excited to announce that we have signed an agreement to acquire Nexage, creating the largest independent mobile advertising exchange. You probably already know Nexage as a leading provider of real-time-bidding (RTB) technology that automates the buying and selling of mobile advertising.

For nearly a decade, Millennial Media has served as a market maker, connecting publishers and advertisers trying to reach their target audiences. As a pioneer in this space, we have played a big role in making it easier to connect audiences and messages. The proposed acquisition of Nexage will allow us to work harder and smarter for you: the content creator bringing audiences onto mobile devices.

Millennial Media maintains strong relationships with brand advertisers and the agencies who support them, and we will continue to monetize your impressions through our managed business. Nexage’s supply side platform (SSP) and exchange capabilities will give you the opportunity to extend your reach into new demand sources and ultimately increase fill rates and eCPMs.

Nexage’s SSP will offer access to classic networks - including Facebook Audience Network (FAN), Google Admob, and iAd. In addition, Nexage is connected to over 225 buying platforms, representing hundreds of programmatic buyers and networks that are able to execute deals via private and public auction as well as programmatic direct deals. This third party demand will complement Millennial Media’s demand from agencies and advertisers, resulting in what we think will be the most competitive yield solution in the market.

You might also be excited to hear that Nexage has a full first party ad server, which will allow you to manage your direct sold campaigns or guaranteed network deals.

Ultimately, Millennial Media plans to enrich your impressions via audience buying, using our existing data management platform (DMP) to target impressions based on the richest set of pinpointed audience data. This will increase value to advertisers...and bring more dollars to you.

We built our reputation as an independent partner connecting publishers and advertisers, and our proposed acquisition of Nexage will increase our value to both. We believe that delivering the highest levels of transparency across the stack will allow us to build a stronger relationship with you.

We look forward to a successful fourth quarter and will be keeping you updated on our progress.

Best regards,

Matt Gillis

EVP, Global Monetization Solutions

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage and the planned integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Communication to Advertisers with Millennial Media

Dear Valued Partner,

We are excited to announce that we have signed an agreement to acquire Nexage and create one of the world’s largest independent mobile advertising exchanges. You probably already know Nexage as a leading provider of real-time-bidding (RTB) technology that automates the buying and selling of mobile advertising.

The advertising market is fundamentally changing. Many of you are starting to experiment with programmatic buying and some of you are already fully committed. Large holding companies have created trading desks, and numerous performance advertisers are even bringing programmatic buying capabilities in-house.

For nearly a decade, Millennial Media has served as a market maker, connecting publishers and advertisers trying to reach their target audiences. As a pioneer in this space, we have played a significant role in making it easier for you to connect with mobile audiences. Our proposed acquisition of Nexage will provide us with new and greater capabilities, offering you a trusted, independent partner to turn to in this rapidly changing ecosystem.

Millennial Media will continue to offer the full service solutions you have come to expect. Our proposed acquisition of Nexage will make it even easier for us to serve you programmatically, through an open or private auction or on a managed basis.

We look forward to deepening our partnership with you in the months ahead. Please don’t hesitate to reach out with any questions.

All the best,

Michael Barrett, CEO

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage and the planned integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Communication to Programmatic Advertisers with Millennial Media

Dear Valued Partner,

We are excited to announce that we have signed an agreement to acquire Nexage and create one of the world’s largest independent mobile advertising exchanges. You probably already know Nexage as a leading provider of real-time-bidding (RTB) technology.

Following the Nexage acquisition, Millennial Media will be in a position to operate an independent exchange and enable you to execute deals via public and private auctions and programmatic direct deals.

We are also particularly excited to truly enable mobile audience buying. With Millennial Media’s existing data management platform (DMP) as its backbone, the two companies will be in a distinct position to enrich impressions through first and third-party data. Millennial Media’s mobile-first DMP can ingest publisher and advertiser data and enable re-targeting, audience extensions, and cross-device attribution. We are looking forward to having deeper discussions with you around this topic.

Once the acquisition of Nexage closes, we expect the combination of Nexage’s scaled programmatic stack with our deep roots and heritage in agency relationships will uniquely position us as a leader in this fast paced ecosystem.

Please don’t hesitate to reach out with questions or comments.

All the best,

Michael Barrett, CEO

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the

SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage and the planned integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Questions and Answers to Millennial Media Employees

Today, we have signed a definitive agreement to acquire Nexage - a leading provider of programmatic technology that helps to automate the buying and selling of mobile advertising.  The intent to acquire Nexage will accelerate Millennial’s evolution as a fully integrated platform with market-leading capabilities. Once the acquisition closes, our combined capabilities allow us to compete and win as an independent and transparent alternative to other SSPs and exchanges.

In case you missed it, we included a video below from CEO and President Michael Barrett, which explains the rationale of the deal.  In addition, we’ve included a Q&A on the following pages that will hopefully answer some of your questions. If you have further questions, please contact your manager or contact HR.

Q&A

Q.                                   Who is Nexage?

A.                                    Nexage is a leading provider of programmatic technology that is helping to automate the buying and selling of mobile advertising through the largest independent mobile exchange and SSP.

Q.                                   Where are they based?

A.                                    Boston, MA

Q.                                   How many employees does Nexage have?

A.                                    80

Q.                                   When is the close date?

A.                                    We expect that the deal will close by the end of the year.

Q.                                   Why are you buying Nexage?

A.                                    In just a few years, there has been a tectonic shift in the market, and most app developers and publishers now use yield management companies to allocate their impressions to demand sources. At the same time, we have seen a meteoric rise of exchanges that make it easier for publishers to expose their impressions to hundreds of demand sources at the same time.

This means that the power center has shifted from networks to platform companies that facilitate the flow of impressions.

We are also witnessing a new trend on the demand side that might exaggerate the power of the supply side, as some of the world’s largest buyers appear to be bringing their programmatic tech stacks in-house.

Finally, it’s important to note that operating an exchange alone is not sufficient. The jury is still out on whether RTB will enjoy the same success in mobile that it has seen in online.

The launch of a classic network at Facebook underlines this trend and Millennial Media will continue to need the ability to talk to non-RTB demand sources. The only way to achieve this is through classic yield management, and an SSP that allows us to talk to programmatic and non-programmatic demand sources.

We believe that Nexage has the right technology and capabilities for us to fulfill our vision in creating an open, full stack solution that will let us determine our own fate, open the flow of impressions, and operate an independent exchange.  Paired with our brand demand and our in-house DSP for performance demand, we would instantly have the most powerful solution in the market.

Q.                                   Are there more acquisitions on the way?

A.                                    While we are always evaluating and looking at the market to improve our position, there is nothing on the horizon.

Q.                                   What are the first 30 days going to look like?

A.                                    Right now, not much can be done until after the acquisition is closed. That said, we are making sure we take our lessons learned from previous acquisitions and apply them to this one so it runs as efficiently as possible.

Q.                                   Is all tech/product/engineering moving to Boston?

A.                                    No, not at all. It was coincidental that Nexage’s HQ is in Boston.

Q.                                   Is there going to be a new structure and if so, what does it look like?

A.                                    Given our strategy has moved towards a balance of media and platform, we are evaluating all options as to how we best structure ourselves internally and externally.

Q.                                   Does this impact my bonus?

A.                                    This should not impact your bonus. Until the acquisition is closed and we have combined our plans for 2015, nothing will change as it relates to your bonus structure.

Q.                                   How are my benefits affected?

A.                                    They won’t be. We will go through an open enrollment in November, like every year, in preparation for 2015 planning.

Q.                                   Will my title or job duties change?

A.                                    For now, nothing is changing and we will evaluate once the deal is closed and once the organizational structure is determined.

Q.                                   If I live in Boston, will my office move?

A.                                    No. Members of the Nexage team will over time migrate to the Seaport office.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This employee communication contains forward-looking statements, including those regarding our proposed acquisition of Nexage and the planned integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; our ability to successfully integrate Nexage’s business if the acquisition is completed; risks related to the successful offering of the combined company’s products and services; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.  All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Millennial’s Blog Communication

As Programmatic Growth Surges, Millennial Media Strengthens Largest Independent Mobile Ad Exchange with Planned Acquisition of Nexage

By Marc Theermann, EVP of Business Strategy

September 23, 2014

We are thrilled to announce that Millennial Media has signed a definitive agreement to acquire Nexage, a leading provider of Real-Time-Bidding (RTB) technology that helps to automate the buying and selling of mobile advertising.

Our vision is to create the world’s largest independent mobile advertising platform and exchange — a vision that is steadily coming to fruition. As the industry continues to evolve, and as advertisers and publishers rapidly embrace RTB and programmatic buying, we recognize the need to not only embrace it, but to lead our clients, partners and peers. This decision to acquire Nexage is a major step for our company. Once the acquisition is complete, Millennial Media will be able to offer managed services for agencies and a complete set of programmatic tools for automated buyers.

The team at Millennial Media has always been fiercely focused on innovation, partners and customers, and educating and advancing the industry as whole. We believe that by adding Nexage’s assets to our own, we will support and improve each one of those facets.

The proposed acquisition of Nexage underpins Millennial Media’s platform business in three key areas:

Increasing yield for publishers via expertise and scale

Nexage’s offerings will complement Millennial Media’s demand from agencies and advertisers with a complete programmatic marketplace. Nexage’s marketplace includes:

•                  A leading programmatic platform that allows Demand Side Platforms (DSPs) and trading desks to buy ad impressions via programmatic direct, private exchange and RTB auctions.

•                  A Supply Side Platform (SSP) and mediation solution that allows publishers to expose impressions to classic networks - including the Facebook Audience Network, Google’s Admob, and iAd. In total, Nexage is connected to over 225 programmatic buyers and networks, providing one of the most complete mobile monetization solutions globally.

•                  An ad server that publishers and developers can utilize to launch directly-sold campaigns.

Allowing advertisers to buy impressions programmatically

Millennial Media is known for its full service global sales, service, and creative teams. These teams are able to provide consultative sales based on their deep relationships with marketers and agencies. Following the Nexage acquisition, Millennial Media will be in a position to enable buyers to execute deals via public and private RTB auctions and programmatic direct deals.

Enabling data and audience buying

With Millennial Media’s existing data management platform (DMP) as its backbone, the two companies will be in a distinct position to enrich impressions through first and third party data. Millennial Media’s mobile-first DMP can ingest publisher and advertiser data to enable re-targeting, audience extensions, and cross-device attribution.

For additional information on our decision to acquire Nexage, check out the press release here: http://mill.enni.al/1pq5VaM.

We look forward to the opportunity to work with the Nexage team as we move forward in building the largest independent mobile ad platform and exchange.

Additional Information about the Proposed Acquisition and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2014, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and securityholders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This blog post contains forward-looking statements, including those regarding our proposed acquisition of Nexage. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders of the issuance of shares in connection with the proposed acquisition; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; our ability to successfully integrate Nexage’s business if the acquisition is completed; risks related to the successful offering of the combined company’s products and services; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com.  All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

Millennial’s Corporate Social Media Communications

Press Release Links:

Tweet: . @Millennial Media signs definitive agreement to acquire @Nexage http://mill.enni.al/1pq5VaM #programmatic #mobileadvertising

Facebook Post: Millennial Media signs definitive agreement to acquire Nexage http://mill.enni.al/1pq5VaM

LinkedIn Post: Millennial Media signs definitive agreement to acquire Nexage http://mill.enni.al/1pq5VaM

Blog Post Links:

Tweet: Blog post from @Millennial Media’s @theermann: Acquisition of @Nexage mill.enni.al/1vbWa4T #programmatic #mobileadvertising

Facebook Post: Blog post from Millennial Media EVP Marc Theermann: Acquisition of Nexage mill.enni.al/1vbWa4T

LinkedIn Post: Blog post from Millennial Media EVP Marc Theermann: Acquisition of Nexage mill.enni.al/1vbWa4T

Press Coverage Links:

Tweet: Great @adexchanger article by @zachrodgers on our deal with @nexage http://mill.enni.al/1v4VYFq

Facebook Post: A great article from AdExchanger detailing our exciting deal with Nexage http://mill.enni.al/1v4VYFq

LinkedIn Post: A great article from AdExchanger detailing our exciting deal with Nexage http://mill.enni.al/1v4VYFq